Exhibit 99.1

United States Commodity Index Funds Trust
United States Commodity Index Fund
Monthly Account Statement
For the Month Ended September 30, 2018

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$3,460,504
Unrealized Gain (Loss) on Market Value of Futures	7,435,418
Dividend Income	40,339
Interest Income	925,320
ETF Transaction Fees	700
Total Income (Loss)	$11,862,281

Expenses
Management Fees	$389,695
Professional Fees	57,751
Brokerage Commissions	25,598
Non-interested Directors' Fees and Expenses	5,520
Prepaid Insurance Expense	2,722
Total Expenses	$481,286
Net Income (Loss)	$11,380,995

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 9/1/18	$593,601,334
Withdrawals (150,000 Shares)	(6,266,175)
Net Income (Loss)	11,380,995

Net Asset Value End of Month	$598,716,154
Net Asset Value Per Share (14,100,000 Shares)	$42.46

To the Shareholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended September 30, 2018 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Fund

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596

United States Commodity Index Funds Trust
United States Copper Index Fund
Monthly Account Statement
For the Month Ended September 30, 2018

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(7,913)
Unrealized Gain (Loss) on Market Value of Futures	501,138
Dividend Income	741
Interest Income	15,446
ETF Transaction Fees	350
Total Income (Loss)	$509,762

Expenses
Management Fees	$5,519
Professional Fees	5,656
Brokerage Commissions	48
Non-interested Directors' Fees and Expenses	96
Prepaid Insurance Expense	68
Total Expenses	11,387
Expense Waiver	(4,594)
Net Expenses	$6,793
Net Income (Loss)	$502,969

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 9/1/18	$10,044,921
Additions (50,000 Shares)	889,334
Net Income (Loss)	502,969

Net Asset Value End of Month	$11,437,224
Net Asset Value Per Share (650,000 Shares)	$17.60

To the Shareholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended September 30, 2018 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Copper Index Fund

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596

United States Commodity Index Funds Trust
United States Agriculture Index Fund
Monthly Account Statement
For the Month Ended September 30, 2018 (In Liquidation)*

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(101,857)
Realized Trading Gain (Loss) on Short-Term Investments	(8)
Realized Trading Gain (Loss) on Foreign Currency Transactions	(12)
Unrealized Gain (Loss) on Market Value of Futures	98,579
Unrealized Gain (Loss) on Foreign Currency Translations	2
Dividend Income	(16)
Interest Income	300
Total Income (Loss)	$(3,012)

Expenses
Management Fees	$169
Professional Fees	530
Brokerage Commissions	217
Non-interested Directors' Fees and Expenses	3
Prepaid Insurance Expense	22
Total Expenses	941
Expense Waiver	(532)
Net Expenses	$409
Net Income (Loss)	$(3,421)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 9/1/18	$1,582,882
Withdrawals (100,000 Shares)	(1,579,461)
Net Income (Loss)	(3,421)

Net Asset Value End of Month*	$0

* The Fund ceased trading on the NYSE Arca on September 7, 2018 and the Fund’s liquidation date was September 12, 2018.

To the Shareholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended September 30, 2018 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Agriculture Index Fund

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596

United States Commodity Index Funds Trust
Monthly Account Statement
For the Month Ended September 30, 2018

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$3,350,734
Realized Trading Gain (Loss) on Short-Term Investments	(8)
Realized Trading Gain (Loss) on Foreign Currency Transactions	(12)
Unrealized Gain (Loss) on Market Value of Futures	8,035,135
Unrealized Gain (Loss) on Foreign Currency Translations	2
Dividend Income	41,064
Interest Income	941,066
ETF Transaction Fees	1,050
Total Income (Loss)	$12,369,031

Expenses
Management Fees	$395,383
Professional Fees	63,937
Brokerage Commissions	25,863
Non-interested Directors' Fees and Expenses	5,619
Prepaid Insurance Expense	2,812
Total Expenses	493,614
Expense Waiver	(5,126)
Net Expenses	$488,488
Net Income (Loss)	$11,880,543

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 9/1/18	$605,229,137
Additions (50,000 Shares)	889,334
Withdrawals (250,000 Shares)	(7,845,636)
Net Income (Loss)	11,880,543

Net Asset Value End of Month	$610,153,378

To the Shareholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended September 30, 2018 is accurate and complete.

/s/ Stuart P. Crumbaugh

Stuart P. Crumbaugh
Chief Financial Officer
United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC
1850 Mt. Diablo Boulevard, Suite 640
Walnut Creek, CA 94596